UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 5, 2016

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	No. 001-36523	47-6311266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On August 5, 2016, Urban Edge Properties (the "Company") and its operating partnership, Urban Edge Properties LP, entered into an equity distribution agreement (a "Distribution Agreement") with each of Wells Fargo Securities, LLC, Barclays Capital Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as sales agents (individually, an "Agent" and collectively as the "Agents"), relating to the Company's common shares offered by the Prospectus Supplement filed with the Securities and Exchange Commission (the "SEC") on August 5, 2016 (the "Prospectus Supplement") and the accompanying Prospectus incorporated herein by reference, pursuant to a continuous offering program. In accordance with the terms of the Distribution Agreements, the Company may from time to time offer and sell the Company's common shares having an aggregate offering price of up to $250,000,000 through the Agents. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common shares and determinations by the Company of appropriate uses of the proceeds from such sales.
Sales of the Company's common shares, if any, offered by the Prospectus Supplement will be made by means of ordinary brokers’ transactions that are deemed to be “at the market” offerings, in block transactions, or as otherwise agreed with the Agents. The shares will be issued pursuant to the Prospectus Supplement and the Company's automatic shelf registration statement on Form S-3 (File No. 333-212951) filed on August 5, 2016 with the SEC. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Each Distribution Agreement provides that the related Sales Agent will be entitled to compensation not to exceed 2.0% of the gross sales price per share for any shares sold under such Distribution Agreement. The form of Distribution Agreement is filed as Exhibit 1.1 to this Current Report. The description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Distribution Agreement filed herewith as an exhibit to this Current Report and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

1.1 -	Form of Equity Distribution Agreement

5.1 -	Opinion of Venable LLP
23.1 -	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: August 5, 2016	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

1.1	Form of Equity Distribution Agreement
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)